                     MORGAN STANLEY CHINA A SHARE FUND, INC.
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2009 - JUNE 30, 2009

                                                      AMOUNT OF    % OF    % OF
                                   OFFERING   TOTAL     SHARES   OFFERING  FUNDS
   SECURITY    PURCHASE/  SIZE OF  PRICE OF AMOUNT OF PURCHASED PURCHASED  TOTAL
  PURCHASED   TRADE DATE OFFERING   SHARES   OFFERING  BY FUND   BY FUND  ASSETS    BROKERS     PURCHASED FROM
------------- ---------- -------- --------- --------- --------- --------- ------ ------------- ---------------

    BaWang     06/26/09     --    HKD 2.380 USD $215m 1,602,000   26.07%   0.08% HSBC, Morgan  HSBC Securities
International                                                                    Stanley, The        Asia
                                                                                 Hongkong and
                                                                                   Shanghai
                                                                                    Banking
                                                                                  Corporation
                                                                                   Limited,
                                                                                    Morgan
                                                                                 Stanley Asia
                                                                                   Limited,
                                                                                     BOCOM
                                                                                 International
                                                                                  Securities
                                                                                    Capital
                                                                                 Limited, CCB
                                                                                 International
                                                                                    Capital
                                                                                   Limited,
                                                                                     First
                                                                                   Shanghai
                                                                                  Securities
                                                                                   Limited,
                                                                                   Kingsway
                                                                                   Financial
                                                                                   Services
                                                                                 Group Limited